EIP MICROWAVE, INC.                                             1996 FORM 10-KSB
                                                                   EXHIBIT 10(i)

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "AMENDMENT") is made as of November 20, 1996 by and between EIP Microwave, Inc., a Delaware corporation ("COMPANY"), and John F. Bishop ("EMPLOYEE").

     WHEREAS, the Company and Employee are parties to an Employment Agreement dated as of October 1, 1995 (the "EMPLOYMENT AGREEMENT"), and desire to amend the Employment Agreement pursuant to the provisions of this Amendment.

     NOW, THEREFORE, in consideration of the provisions hereinafter set forth, the parties agree as follows:

     1. Section 4(a) of the Employment Agreement is hereby amended in its entirety to read as follows:

          (a) SALARY. Company shall pay Employee a salary of Six Thousand Five Hundred Dollars ($6,500) per month, which salary shall be payable in advance on the first day of each calendar month during the Term, PROVIDED that such salary shall be reduced to Three Thousand Two Hundred Fifty Dollars ($3,250) per month during the period from January 1, 1997 until the Transition Date.

     2. Except as expressly amended pursuant to this Amendment, the terms of the Employment Agreement remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:                      EIP MICROWAVE, INC.,
                               a Delaware corporation



                              By: /s/  Robert D. Johnson
                                  ----------------------------------------
                                   Robert D. Johnson
                                   Authorized Representative


EMPLOYEE:                         /s/  John F. Bishop
                              ----------------------------------------
                              John F. Bishop




                                      60